UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 20, 2016, Equity Bancshares, Inc., a Kansas corporation (“Equity”), entered into an Agreement and Plan of Merger (the “Agreement”), by and between Equity, Prairie Merger Sub, Inc., a Kansas corporation and wholly-owned subsidiary of Equity (“Merger Sub”), and Prairie State Bancshares, Inc., a Kansas corporation (“Prairie”). The Agreement provides that, subject to the terms and conditions set forth in the Agreement, Merger Sub will merge with and into Prairie (the “Merger”), with Prairie continuing as the surviving corporation and a wholly-owned subsidiary of Equity. Immediately following the Merger, Equity will cause Prairie to merge with and into Equity, with Equity surviving (the “Second Step Merger”). Following the Second Step Merger, or at such later time as Equity may determine, State Bank, a Kansas state bank and wholly-owned subsidiary of Prairie, will merge with and into Equity Bank, a Kansas state bank and wholly-owned subsidiary of Equity, with Equity Bank surviving.

Subject to the terms and conditions set forth in the Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of Prairie common stock will be converted into the right to receive, without interest, (i) 6.41 shares of Class A common stock, par value of $0.01 per share, of Equity (“Equity Class A Stock”), and (ii) $163.84, in cash, subject to adjustment based upon Prairie’s consolidated capital, surplus and retained earnings accounts less all intangible assets, and adjusted to reflect certain merger costs and other specified items (“Prairie Equity”), calculated prior to the closing of the Merger (the “Closing”) as provided in the Agreement. Equity and Prairie have also agreed to make a joint election under Section 338(h)(10) of the Internal Revenue Code, which treats the transaction as an asset purchase for tax purposes subject to satisfaction of applicable legal requirements.

The Agreement contains customary representations and warranties from both Equity and Prairie, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Agreement and the Effective Time, Prairie’s obligation to recommend that its stockholders approve the Agreement and the transactions contemplated thereby, and Prairie’s non-solicitation obligations relating to alternative acquisition proposals.

Completion of the Merger is subject to certain customary conditions, including, among others, (1) approval of the Agreement by Prairie’s stockholders, (2) receipt of required regulatory and other third party consents or approvals, (3) the absence of any statute, rule, regulation, order, injunction or other action prohibiting the consummation of the Merger, (4) the Registration Statement on Form S-4 becoming effective under the Securities Act of 1933, as amended, (5) authorization for listing on the NASDAQ of the shares of Equity Class A Stock to be issued in the Merger, (6) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (7) performance in all material respects by the other party of its obligations under the Agreement, and (8) the delivery of required closing documents by the other party. Equity’s obligation to complete the Merger is also subject to, among other conditions, (i) Equity’s receipt of fully executed employment agreements from certain specified individuals, (ii) Equity receipt of a fairness opinion and a written determination satisfying the requirements of the Agreement with respect to the consideration to be received by the State Bank Employee Stock Ownership Plan, and (iii) holders of not more than 5% of the outstanding shares of Prairie common stock having duly exercised their dissenters rights.

The Agreement provides certain termination rights for both Equity and Prairie and further provides that upon termination of the Agreement under certain circumstances, a termination fee of $800,000 will be payable by Prairie to Equity.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding Equity or Prairie, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Equity, Prairie, their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Prairie and a prospectus of Equity, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Equity and Prairie make, as applicable, with the Securities and Exchange Commission (the “SEC”).

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2016, Equity issued a press release announcing its financial results for the third quarter ended September 30, 2016 and the Prairie transaction. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01	Regulation FD Disclosure.

The Company intends to hold an investor call and webcast on Friday, October 21, 2016, at 9:30 a.m. Central Time, to discuss its financial results for the third quarter ended September 30, 2016 and the proposed Prairie transaction. Equity’s presentations to analysts and investors contain additional information about (i) the Company’s financial results for the third quarter ended September 30, 2016, which presentation is furnished as Exhibit 99.2, and (ii) the proposed Prairie transaction, which presentation is furnished as Exhibit 99.3. Such presentations are incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.2 and Exhibit 99.3, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, the expected benefits of the proposed transaction, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, Prairie’s business experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; the ability to obtain regulatory approval of the transactions contemplated by the Agreement; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 17, 2016 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Important Additional Information

This communication is being made in respect of the proposed transaction involving Equity and Prairie. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 200, Wichita, Kansas 67207 or by calling (316) 612-6000.

In connection with the proposed transaction, Equity intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Prairie and a prospectus of Equity, and Equity will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF PRAIRIE ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. A proxy statement/prospectus will be sent to the stockholders of Prairie seeking the required stockholder approvals. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Equity by writing to the address provided above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 20, 2016, by and between Equity Bancshares, Inc., Prairie Merger Sub, Inc. and Prairie State Bancshares, Inc.*

99.1	Press Release, dated October 20, 2016.

99.2	Investor Presentation (Q3 Results Presentation), dated October 20, 2016.

99.3	Investor Presentation (Prairie Presentation), dated October 20, 2016.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: October 20, 2016	By:	/s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 20, 2016, by and between Equity Bancshares, Inc., Prairie Merger Sub, Inc. and Prairie State Bancshares, Inc.*

99.1	Press Release, dated October 20, 2016.

99.2	Investor Presentation (Q3 Results Presentation), dated October 20, 2016.

99.3	Investor Presentation (Prairie Presentation), dated October 20, 2016.

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.